Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-119887, 333-119590, 333-61916, 3333-61672,
3333-17011, 333-16635, 033-60607) of Community Bank System, Inc. of our report dated June 16, 2005 relating to the financial statements of Community Bank System, Inc. 401(k) Employee Stock Ownership Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Syracuse, New York
June 28, 2005


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